UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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Halifax Corporation
(Name of Registrant as Specified In Its Charter)
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2

HALIFAX CORPORATION
5250 Cherokee Avenue
Alexandria, Virginia 22312

ANNUAL MEETING OF SHAREHOLDERS
Dear Shareholders:
     It is my pleasure to invite you to attend the Annual Meeting of Halifax Shareholders. We will be holding the Annual Meeting on September 9, 2005 at 10:00 a.m., local time, at Halifax Corporation located at 5250 Cherokee Avenue, Alexandria, VA 22312.
     During the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting of Shareholders and proxy statement and report on the Company’s business operations.
     This booklet includes the Notice of Annual Meeting of Shareholders, proxy statement, proxy card and voting instructions. The 2005 Annual Report to Shareholders is also enclosed. The proxy statement provides information about Halifax in addition to describing the business we will conduct at the Annual Meeting.
     We encourage your attendance and look forward to seeing you at the meeting, but whether or not you plan to attend, your vote is very important to us. Information about voting procedures can be found in the proxy statement and on the stub portion of the enclosed proxy card. Please return a signed proxy card so that you can be sure your shares will be voted.

Sincerely,
/s/Charles L. McNew
Charles L. McNew
President and Chief Executive Officer

HALIFAX CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 9, 2005
To the Shareholders of Halifax Corporation:
     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders (the “Annual Meeting”) of Halifax Corporation (the “Company”) will be held at Halifax Corporation located at 5250 Cherokee Avenue, Alexandria, VA 22312 on September 9, 2005, at 10:00 a.m., local time.
     We are holding the meeting for the following purposes:
1.	To elect seven (7) directors, each for a one (1) year, term until his successor is duly elected and qualified, as more fully described in the accompanying proxy statement;

2.	To approve the 2005 Stock Option and Stock Incentive Plan, as more fully described in the accompanying proxy statement; and

3.	The transaction of such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
     The Board of Directors is not aware of any other matters to be brought before the Annual Meeting.
     The Board of Directors has fixed the close of business on July 8, 2005, as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof.
     In addition to the proxy statement, proxy card and voting instructions, a copy of the Company’s 2005 Annual Report to Shareholders, which is not part of the proxy soliciting materials, is enclosed.
     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING PLEASE SUBMIT YOUR PROXY CARD AS SOON AS POSSIBLE. PLEASE REVIEW THE INSTRUCTIONS ON THE PROXY CARD REGARDING YOUR VOTING OPTIONS. YOU CAN REVOKE A PROXY AT ANY TIME PRIOR TO ITS EXERCISE AT THE ANNUAL MEETING BY FOLLOWING THE INSTRUCTIONS IN THE ENCLOSED PROXY STATEMENT.

By Order of the Board of Directors
/s/Ernest L. Ruffner
Ernest L. Ruffner
Secretary

Alexandria, Virginia
July 29, 2005

HALIFAX CORPORATION
5250 Cherokee Avenue
Alexandria, Virginia 22312
PROXY STATEMENT
     The Annual Meeting of Shareholders of Halifax Corporation (the “Company”) will be held on September 9, 2005, at 10:00 a.m., local time, at Halifax Corporation located at 5250 Cherokee Avenue, Alexandria, Virginia 22312, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and described more fully below (the “Annual Meeting”). The approximate date on which this proxy statement and the accompanying proxy card will first be sent or given to shareholders is July 29, 2005.
     Sending in a signed proxy card will not affect the shareholder’s right to attend the Annual Meeting and vote in person since the proxy card is revocable.
     The enclosed proxy is being solicited on behalf of the Board of Directors of the Company for use in voting at the Annual Meeting, including any postponements or adjournments thereof.
     At the Annual Meeting, shareholders will vote upon the election of directors and approval of the 2005 Stock Option and Stock Incentive Plan. The Board of Directors is not aware of any other matter to be brought before the Annual Meeting.
Costs of Proxy Solicitation
     The cost of preparing, assembling and mailing the notice, proxy statement and proxy card and miscellaneous costs with respect to the same will be paid by the Company. The Company may, in addition, use the services of its officers, directors and employees to solicit proxies personally or by telephone and telegraph, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and to request authority for the execution of proxies. The Company will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.
Proxies and Voting
     A proxy card is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy card will be voted according to your directions. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals prior to voting your proxy card. If your proxy is signed and returned without specifying a vote on any proposal, it will be voted according to the recommendations of the Board of Directors on that proposal.
     You may revoke your proxy card at any time before it is voted at the meeting by taking one of the following actions: (1) giving timely written notice of the revocation to the Secretary of the Company; (2) executing and delivering a later dated proxy card; or (3) voting in person at the Annual Meeting.
     The enclosed proxy card confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) matters about which the Company did not receive notice prior to February 23, 2005; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification at the Annual Meeting of the action taken at such prior meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and proxy card pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed proxy card will vote in accordance with their best judgment.
SHARES OUTSTANDING AND VOTING RIGHTS
     Only shareholders who held shares of the Company’s common stock, par value $0.24 per share (the “Common Stock”), of record at the close of business on July 8, 2005 (the “Record Date”), are entitled to notice of and vote at the Annual Meeting or any adjournment or postponement thereof. As of the Record Date, there were 3,172,206 shares of Common Stock outstanding. In order for a quorum to be present at the Annual Meeting, one-third of the shares of Common Stock as of the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes (as described below).
     Broker non-votes (i.e., when a nominee holding shares of Common Stock cannot vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner) are counted in determining whether a quorum is present. Abstentions and shares held of record by a broker or nominee that are voted on any matter are counted in determining whether a quorum is present. Abstentions and broker non-votes are not counted as votes cast in the election of directors. Abstentions, but not broker non-votes, will have the same legal effect as a vote against approval of the 2005 Stock Option and Stock Incentive Plan.
     Each share of Common Stock outstanding is entitled to one vote on each matter, which may be brought before the Annual Meeting. Directors are elected by a plurality of the votes of the shares present or represented by proxy at the Annual Meeting and entitled to vote. Each other matter to be voted upon requires the affirmative vote of a majority of the votes of shares present or represented by proxy at the Annual Meeting and entitled to vote on such matter.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS
     The following table sets forth as of July 8, 2005 the number of shares of the Common Stock beneficially owned by: (1) each person who owned of record, or is known by the Company to have beneficially owned, more than 5% of such shares then outstanding; (2) each director and nominee for director; (3) the Chief Executive Officer and the four most highly compensated executive officers of the Company whose salary and bonus totaled $100,000 or more during fiscal 2005 (the “Named Executive Officers”); and (4) all executive officers, directors and director nominees as a group. Information as to the beneficial ownership is based upon statements furnished to the Company by such persons.

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership	Percent
Nancy M. Scurlock	462,241(1)	14.3%
10575 NW Skyline Boulevard Portland, OR 97231

The Arch C. Scurlock Children’s Trust dated December 9, 2002	462,240(2)	14.3
c/o Ms. Kelly Thompson 46 S. Glebe Road, #200 Arlington, VA 22204

Gary M. Lukowski	157,773(3)	5.0
11321 NE 120th Street Kirkland, WA 98034

Jai N. Gupta,	198,286(4)	6.2
Shashi A. Gupta and RSSJ Associates, LLC 1173 Dolly Madison Blvd. McLean, VA 22101

Hugh M. Foley	39,598(5)	1.2

Charles L. McNew	147,697(6)	4.5

Joseph Sciacca	78,275(7)	2.4

James L. Sherwood, IV	17,225(8)	*

John H. Grover	60,785(9)	1.9

Thomas L. Hewitt	43,197(10)	1.4

Jonathan L. Scott	47,377(11)	1.5

Gerald F. Ryles	102,575(12)	3.2

Arch C. Scurlock, Jr.	21,234(13)	*

John M. Toups	51,797(14)	1.7

Daniel R. Young	38,197(15)	1.2

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership	Percent
All executive officers, directors and director nominees as a group (12 persons)	755,981(16)	21.9%

*	Less than 1%

1.	Based in part on a Schedule 13G filed with the SEC on March 17, 2005. Includes 392,961 shares held directly, 62,696 shares issuable upon conversion of the Company’s 7% Convertible Subordinated Debenture, as well as 6,584 shares subject to options granted pursuant to the Non-Employee Directors Stock Option Plan, which are exercisable within 60 days of the Record Date. Subsequent to July 8, 2005, the Company repaid the principal amount of the 7% Convertible Subordinated Debenture in full, and, therefore, are no longer convertible into 62,696 shares of Common Stock.

2.	Based in part on a Schedule 13D filed with the SEC on April 20, 2005. Includes 392,961 shares held directly, 62,696 shares issuable upon conversion of the Company’s 7% Convertible Subordinated Debenture, as well as 6,583 shares subject to options granted pursuant to the Non-Employee Directors Stock Option Plan, which are exercisable within 60 days of the Record Date. Arch C. Scurlock, Jr., the Company’s director, is a trustee and beneficiary of this trust. Additionally, John H. Grover, the Company’s director, is a trustee of this trust. Messrs. Scurlock and Grover disclaim beneficial ownership of the shares beneficially owned by the trust because they do not have voting or investment control in accordance with the rules and regulations promulgated under the Exchange Act. Subsequent to July 8, 2005, the Company repaid the principal amount of the 7% Convertible Subordinated Debenture in full, and, therefore, are no longer convertible into 62,696 shares of Common Stock.

3.	Based on a Schedule 13D filed with the SEC on September 9, 2003. Mr. Lukowski, an employee of the Company, reported sole voting and dispositive power over the shares.

4.	Based on a Schedule 13D/A filed with the SEC on September 8, 2003 by Jai N. Gupta, Shashi A. Gupta and RSSJ Associates, LLC. Includes 121,655 shares held directly by RSSJ Associates LLC as well as 24,331 shares subject to warrants held directly by RSSJ Associates LLC, which are exercisable within 60 days of the Record Date, and 52,300 shares held directly by Jai M. Gupta, a senior officer of RSSJ Associates, LLC. Mr. and Mrs. Gupta are the sole owners of RSSJ Associates, LLC and as a result may be deemed to beneficially own the 145,986 shares held directly by RSSJ Associates, LLC.

5.	Includes 12,165 shares held indirectly, 25,000 shares subject to options granted pursuant to the 1994 Key Employee Stock Option Plan, which are exercisable within 60 days of the Record Date, as well as 2,433 shares subject to warrants, which are exercisable within 60 days of the Record Date.

6.	Includes 8,500 shares held directly, 24,331 shares held indirectly by a trust for a retirement account, 110,000 shares subject to options granted pursuant to the 1994 Key Employee Stock Option Plan, which are exercisable within 60 days of the Record Date, as well as 4,866 shares subject to warrants which are exercisable within 60 days of the Record Date.

7.	Includes 9,925 shares held directly, 19,484 shares held indirectly by a trust for a retirement account, 44,000 shares subject to options granted pursuant to the 1994 Key Employee Stock Option Plan, which are exercisable within 60 days of the Record Date, as well as 4,866 shares subject to warrants, which are exercisable within 60 days of the Record Date.

8.	Includes 2,225 shares held directly as well as 15,000 shares subject to options granted pursuant to the 1994 Key Employee Stock Option Plan, which are exercisable within 60 days of the Record Date. In connection with the sale of the secure network services business on June 30, 2005 to INDUS Corporation, Mr. Sherwood ceased to be employed by the Company and became and employee of INDUS Corporation.

9.	Includes 1,500 shares held directly, 41,285 shares owned by Grofam, L.P., 18,000 shares subject to options granted pursuant the Non-Employee Directors Stock Option Plan, which are exercisable within 60 days of the Record Date. Excludes shares held by The Arch C. Scurlock Children’s Trust, of which Mr. Grover serves as trustee (see note 2 above).

10.	Includes 24,331 shares held by the Hewitt Family, LLC as well as 14,000 shares subject to options granted pursuant to the Non-Employee Directors Stock Option Plan, which are exercisable within 60 days of the Record Date, and 4,866 shares subject to warrants, which are exercisable within 60 days of the Record Date.

11.	Includes 27,301 shares held directly and 20,076 shares held indirectly by a trust for a retirement account.

12.	Includes 101,491 shares held by the G. and A. Ryles Living Trust dated October 28, 1968, and 1,084 shares subject to options granted pursuant to the Non-Employee Directors Stock Option Plan, which are exercisable within 60 days of the Record Date.

13.	Includes 17,150 shares held directly and 3,689 shares subject to options granted pursuant to the Non-Employee Directors Stock Option Plan, which are exercisable within 60 days of the Record Date. Excludes shares held by The Arch C. Scurlock Children’s Trust, of which Mr. Scurlock serves as a trustee and is a beneficiary (see note 2 above).

14.	Includes 28,931 shares held directly as well as 18,000 shares subject to options granted pursuant to the Non-Employee Directors Stock Option Plan, which are exercisable within 60 days of the Record Date, and 4,866 shares subject to warrants, which are exercisable within 60 days of the Record Date.

15.	Includes 24,331 shares held directly as well as 9,000 shares subject to options granted pursuant to the Non-Employee Directors Stock Option Plan, which are exercisable within 60 days of the Record Date and 4,866 shares subject to warrants, which are exercisable within 60 days of the Record Date.

16.	Includes 329,951 shares held directly, 141,672 shares that may be deemed to be indirectly beneficially owned, 257,595 shares subject to options, which are exercisable within 60 days of the Record Date, and 26,763 shares subject to warrants, which are exercisable within 60 days of the Record Date.

PROPOSAL I — ELECTION OF DIRECTORS
     The Company’s Bylaws, as amended (“Bylaws”) provide that the Company shall be managed by a Board of Directors consisting of between three and seven members, the precise number of directors to be fixed from time to time by resolution of the Board of Directors. The number of directors has been fixed at seven.
     Each director is elected to serve until the next annual meeting of shareholders or until the election and qualification of his respective successor. The Board of Directors, based upon recommendation from the Nominating and Corporate Governance Committee, has nominated the nominees named below, which nominees are currently serving as directors and have indicated their willingness to continue serving as directors. The Board of Directors knows of no reason why such nominees would be unable to serve as directors. The Company expects each nominee to be able to serve if elected, but if any nominee notifies the Company before the meeting that he is unable to do so, then the proxies will be voted for the remainder of those nominated and, as designated by the Board of Directors, may be voted (i) for a substitute nominee or nominees, or (ii) to elect such lesser number to constitute the whole Board of Directors as equals the number of nominees who are able to serve.
     In accordance with the merger agreement pursuant to which the Company acquired Microserv, Inc. (the “Merger Agreement”), the Company agreed that the former shareholders of Microserv, Inc., shall have the right to nominate a director to the Company’s Board of Directors so long as such former shareholders collectively own greater than 50% of the number of shares of Common Stock issued to them pursuant to the Merger Agreement. As of the Record Date, the former shareholders collectively owned greater than 50% of the number of shares of Common Stock issued to them pursuant to the Merger Agreement. Gerald F. Ryles is the nominee of the former shareholders of Microserv Inc. The Company agreed in the Merger Agreement to recommend, consistent with the fiduciary duties of its Board of Directors, such nominee to the Company’s shareholders and to undertake its best efforts to secure the election of such nominee. In addition, pursuant to a voting agreement executed in connection with the Merger Agreement, Charles L. McNew, Joseph Sciacca, Hugh M. Foley and Thomas J. Basile (a former employee) agreed, subject to certain limitations concerning the qualification of the nominee, to vote their respective shares of voting capital stock of the Company in favor of the nominee of the former shareholders of Microserv, Inc. As recommended by the Nominating and Corporate Governance Committee, the Board of Directors also nominated Mr. Ryles for election as director.

     The following table sets forth the name and age of each of the nominees to the Board of Directors of the Company, together with their respective periods of service as directors and other positions with the Company:

		Date First
Nominee	Age	Elected	Principal Occupation and Employment; Other Background
John H. Grover	77	1984	John H. Grover, presently Chairman of the Board of Directors, has been a Director of the Company since 1984. From December 2002 until its liquidation in December 2003, Mr. Grover served as President of Research Industries Incorporated, a private investment company. Prior to such time, he served as Executive Vice President, Treasurer and Director of Research Industries Incorporated from 1968 until June 2003, and as a Director of TransTechnology Corporation, an aerospace engineering company, from 1969 to 1992. In addition, he presently serves as a director of Westgate Partners, Inc., a real estate investment company, World Resources Co., a recycling company, Parkgate Group, LLC, a real estate investment company, Aviation Facilities Company, Inc., a real estate investment company, and Nano-C, Inc., a chemical manufacturing company. He is a general partner of Grofam, L.P., an investment company.

Thomas L. Hewitt	66	2000	Thomas L. Hewitt serves as Chief Executive Officer of Global Governments LLC, a consulting firm, since June 2000. He founded Federal Sources, Inc. (“FSI”) in December 1984, a market research and consulting firm, and served as FSI’s Chief Executive Officer until the recent sale of FSI in 2000. Prior to founding FSI, Mr. Hewitt served as a Senior Vice President of Kentron, an information technology professional services company acquired by Planning Resource Corporation (“PRC”), a government IT service company, and held several senior level positions at Computer Science Corporation, an information technology systems integration company, including President of the Infonet Government Systems Division and Vice President of Program Development of the Systems Group. Mr. Hewitt is currently a director of GTSI Corp. (“GTSI”), a reseller of software and hardware, and Analex Corporation, a system integrator company.

Charles L. McNew	53	2000	Charles L. McNew joined the Company in July 1999 and was appointed President and Chief Executive Officer in May 2000. He had been acting President and Chief Executive Officer from April 2000 to May 2000 and prior to that was Executive Vice President and Chief Financial Officer. Prior to joining the Company, from July 1994 through July 1999, Mr. McNew was Chief Financial Officer and later Chief Operating Officer of NumereX Corporation, a public Company which develops and markets communications and information products and services.

Gerald F. Ryles	69	2003	Gerald F. Ryles served as Chairman of the Board and Chief Executive Officer of Microserv, Inc. from January 1994 until January 2001. From January 2001 until the Company’s acquisition by merger of all of the issued and outstanding capital stock of Microserv, Inc., on August 29, 2003, Mr. Ryles served as the Chairman of the Board of Microserv, Inc. Mr. Ryles also serves as a director of Giant Campus, Inc., a software company.

Arch C. Scurlock, Jr.	58	2003	Arch C. Scurlock, Jr. has served as a financial analyst consultant since June 2003. Prior to such time, he served as Vice President of Research Industries Incorporated (“RII”) from 1987 until December 2003 and as a director of RII from 1983 until December 2003. From 1977 to 1987, Mr. Scurlock was a chemical engineer at Atlantic Research Corporation, a government research company.

		Date First
Nominee	Age	Elected	Principal Occupation and Employment; Other Background
Daniel R. Young	71	2001	Daniel R. Young is a director of GTSI and Analex Corp. Mr. Young, former Vice Chairman and Chief Executive Officer of Federal Data Corporation (“FDC”), a government IT service company, retired in 2000 after having served in various executive capacities for more than two decades. He joined FDC in 1976 as the Executive Vice President, and in 1985, was elected President and Chief Operating Officer. Following the acquisition in 1995 of FDC by The Carlyle Group, a private investment group, Mr. Young assumed the position of President and Chief Executive Officer. In 1998, he was elected Vice Chairman of the Board of Directors. Before joining FDC, Mr. Young was an executive of Data Transmission Company, an information technology company. He ultimately became Executive Vice President, and, prior to that, held various engineering, sales and management positions at Texas Instruments, Inc., a computer equipment manufacturer. He also served in the U.S. Navy as a sea officer.

John M. Toups	79	1993	John M. Toups served as President and Chief Executive Officer of PRC from 1978 to 1987. Prior to that he served in various executive positions with PRC. For a short period of time in 1990, he served as interim Chairman of the Board of Directors and Chief Executive Officer of the National Bank of Washington and Washington Bancorp and is currently a Director of CACI International, Inc., an information technology company, NVR, Inc., a home builder company, and GTSI.
Governance of the Company
     The business of the Company is managed under the direction of the Board of Directors. The Board of Directors has the responsibility for establishing corporate policies and for the overall performance of the Company. The Board of Directors meets at least quarterly during the year to review significant developments affecting the Company and to act upon matters requiring Board of Directors approval. In addition, the Board of Directors receives monthly reports of significant activities that occur between meetings. It also may hold special meetings when important matters require action by the Board of Directors between scheduled quarterly meetings. Members of senior management attend Board of Directors meetings to report on and discuss their areas of responsibility. During fiscal year 2005, there were eleven (11) meetings of the Board of Directors.
     All directors attended all of the meetings of the Board of Directors and each meeting of the committee(s) on which he served is fiscal 2005.
Committees of the Board of Directors and Their Functions
     The Board of Directors has established an Audit Committee, Compensation and Employee Benefits Committee, and Nominating and Corporate Governance Committee, each of which is briefly described below.
     Audit Committee. The Audit Committee assists the Board of Directors in maintaining the integrity of the Company’s financial statements, and of its financial reporting processes and systems of internal audit controls, and the Company’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of independent audits and assesses the results. The Audit Committee meets with management to consider the adequacy of the internal controls and the objectivity of financial reporting. The Audit Committee also meets with the independent auditors and with appropriate financial personnel concerning these matters. The Audit Committee selects, compensates, appoints and oversees the Company’s independent auditors. The independent auditors periodically meet alone with the Audit Committee and always have unrestricted access to the Audit Committee. The Audit Committee also approves related party transactions. The Audit Committee, which currently consists of Messrs. Toups (Chairman), Young and Hewitt, met ten (10) times in fiscal 2005. The Board of Directors has determined that each of Messrs. Toups, Young and Hewitt are independent as defined in applicable rules of the American Stock Exchange Company Guide (the “AMEX Company Guide”) and Rule 10A-3 of the Exchange Act and that Messrs. Toups and Young qualify as “audit committee financial experts” as defined under Item 401 of Regulation S-K.
     Compensation and Employee Benefits Committee. The Compensation and Employee Benefits Committee administers incentive compensation plans, including stock option plans, and advises the Board of Directors regarding employee benefit plans. The Compensation and Employee Benefits Committee establishes the compensation structure for senior managers of the Company, approves the compensation of senior executives of the Company, and makes recommendations to the independent directors of the Board of Directors with respect to compensation of the Chief Executive Officer. The Compensation and Employee Benefits Committee, which currently consists of Messrs. Grover (Chairman), Toups and Hewitt, met one (1) time in fiscal 2005. Each member is independent as defined in applicable rules of the AMEX Company Guide. In addition, each member is a non-employee director as defined in Rule 16b-3(b)(3) of the Exchange Act.
     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee advises and makes recommendations to the Board of Directors on all matters concerning directorships, including the selection of candidates as nominees for election as directors and committee membership. The Nominating and Corporate Governance Committee is responsible for developing corporate governance policies and administering the Code of Business Conduct and Ethics. The Nominating and Corporate Governance Committee also recommends potential successors for key management. The Nominating and Corporate Governance Committee, which currently consists of Messrs. Grover (Chairman), Toups and Young, met one (1) time in fiscal 2005. Each member is independent as defined in applicable rules of the AMEX Company Guide. On July 23, 2005, the Nominating and Corporate Governance Committee recommended to the Board of Directors the slate of directors for election at the Annual Meeting.
Director Nomination Process
     General Information. The Company has a standing Nominating and Corporate Governance Committee of the Board of Directors that is responsible for, among other matters, determining the types of backgrounds needed to strengthen and balance the Board of Directors, establishing criteria for selecting new directors, recommending nominees for director and recommending directors for membership on various Board of Directors committees for consideration of the full Board of Directors. See the Nominating and Corporate Governance Committee charter, which was attached as an appendix to the proxy statement for the 2004 annual meeting of shareholders filed with the Securities and Exchange Commission (“SEC”) on June 16, 2004, for a complete list of the Nominating and Corporate Governance Committee’s duties and responsibilities.
     Messrs. Grover, Toups and Young constitute the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent, as defined in the applicable rules of the AMEX Company Guide.
     Consideration of Director Candidates Recommended or Nominated by Shareholders. The Nominating and Corporate Governance Committee will consider properly submitted shareholder recommendations of director candidates. A shareholder who wishes to recommend a prospective director nominee should send a letter to the Chairman of the Nominating and Corporate Governance Committee at: 5250 Cherokee Avenue, Alexandria, VA 22312. Such letter must be signed and dated and the following information must be included in or attached to the letter:
•	name and address of the shareholder making the recommendation;

•	proof that the shareholder was the shareholder of record, and/or beneficial owner, of the Common Stock as of the date of the letter;

•	the name, address and resume of the recommended nominee; and

•	the written consent of the recommended nominee to serve as a director of the Company if so nominated and elected.
     The deadline for submitting the letter recommending a prospective director nominee for next year’s annual meeting of shareholders, is May 1, 2006, provided the shareholder making the recommendation would like the Nominating and Corporate Governance Committee to consider recommending such recommended candidate to the full Board of Directors for inclusion into the proxy materials for the next year’s annual meeting of shareholders.
     In addition, Section 10 of Article III of the Company’s Bylaws permits a shareholder to nominate directors for election at the Company’s shareholders meeting, provided the shareholder follows the procedures summarized below.
•	shareholder nominations for directors to be elected, which have not been previously approved by the Nominating and Corporate Governance Committee, must be submitted to the Chairman of the Nominating and Corporate Governance Committee in writing by certain deadlines specified in the Bylaws;

•	each shareholder nomination must set forth the following:
•	the name and address of the shareholder making the nomination and the person(s) nominated;

•	a representation that the shareholder is a holder of record, and/or beneficial owner, of voting stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to vote for the person(s) nominated;

•	description of all arrangements and understandings between the shareholder and each nominee and any other person(s), naming such person(s), pursuant to which the nomination was submitted by the shareholder;

•	such other information regarding the shareholder nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Nominating and Corporate Governance Committee, including, but not limited to, the principal occupation of each proposed nominee; and

•	the consent of each nominee to serve as a director of the Company if so elected.
     The deadline for submitting shareholder nominations pursuant to the foregoing procedure in connection with the next annual meeting of shareholders is May 1, 2006.
     The Company’s Bylaws are available upon the shareholder’s written request, at no cost, to Halifax Corporation, 5250 Cherokee Avenue, Alexandria, VA 22312, Attention: Corporate Secretary.
     Director Qualifications. In order to be nominated for director, a director candidate must meet the following criteria:
•	the director must be a natural person over 21 years of age;

•	the director should have high-level business experience;

•	the director should have knowledge about the issues affecting the Company’s business and the industry in which the Company operates;

•	the director should have high moral character and share the values of the Company as outlined in the Company’s Code of Business Conduct and Ethics; and

•	the director should have sufficient time to devote the director’s energy and attention to the diligent performance of the director’s duties, including, but not limited to, review of the Company documents, SEC filings and other materials and the attendance of the Board of Directors and committee meetings, as applicable.
     Additional special criteria apply to directors being considered to serve on a particular committee of the Board of Directors, including, but not limited to, the Audit Committee. For instance, the Nominating and Corporate Governance Committee will review whether the director nominee is independent, as independence is defined in the AMEX Company Guide.

     Identifying and Evaluating Nominees for Director. The Nominating and Corporate Governance Committee assesses the appropriate size of the Board of Directors in accordance with the Company’s Articles of Incorporation, as amended, and Bylaws, whether any vacancies on the Board of Directors are expected and what incumbent directors will stand for re-election at the next annual meeting of shareholders. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Nominating and Corporate Governance Committee and other Board of Directors members as well as management, shareholders and other parties and makes recommendations to the full Board of Directors regarding proposed candidates to fill the vacancy. The Nominating and Corporate Governance Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a shareholder or any other party.
     In the case of an incumbent director whose term of office expires, the Nominating and Corporate Governance Committee reviews such director’s service to the Company during the past term, including, but not limited to, the number of Board of Directors and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a Board of Directors member outlined above, including the director’s independence, as well as any special qualifications required for a member of a Board of Directors committee if such director serves on one or more committees of the Board of Directors and makes a recommendation regarding such director’s nomination for reelection to the full Board of Directors. When a member of the Nominating and Corporate Governance Committee is an incumbent director eligible to stand for re-election, such director does not participate in the discussion of such director’s recommendation for nomination for election as a director by the Nominating and Corporate Governance Committee.
     In the case of a new director candidate, the Nominating and Corporate Governance Committee will evaluate whether the nominee is independent, as independence is defined in the AMEX Company Guide, and whether the nominee meets the qualifications for a Board of Directors member outlined above as well as any special qualifications applicable to a member of the Board of Directors committee, on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating and Corporate Governance Committee determines whether the committee should interview the nominee, and if warranted, one or more members of the Nominating and Corporate Governance Committee interview the nominee in person or by telephone.
     Upon completing the evaluation, and the interview in case of a new candidate, the Nominating and Corporate Governance Committee makes a recommendation to the full Board of Directors as to whether to nominate the director nominee for election at the shareholders meeting.
Independence of Directors
     The Board of Directors has determined that Messrs. Grover, Toups, Hewitt and Young are “independent” within the definitions contained in the applicable rules of the AMEX

Company Guide. A majority of the Board of Directors members are independent as defined by the applicable rules of the AMEX Company Guide.
Communication with the Board of Directors
     The Company’s shareholders may communicate issues or concerns regarding the Company’s business or the functions of the Board of Directors to the Board of Directors or individual members of the Board of Directors, including the Chairman of the Board’s Nominating and Corporate Governance Committee, Compensation and Employee Benefits Committee or Audit Committee, c/o the Secretary, Halifax Corporation, 5250 Cherokee Avenue, Alexandria, VA 22312.
     The Secretary will review all correspondence and will create a log of all correspondence received. The Secretary will periodically forward any correspondence received from a holder of the Company’s securities which deals with concerns regarding the Company’s business or with the functions of its Board of Directors or which he otherwise determines requires their attention, to the Board of Directors or to the member of the Board of Directors to whom the correspondence is addressed. Directors may at any time review the log of all correspondence received and request copies of any such correspondence. Concerns relating to questionable accounting, internal controls or auditing matters will be brought to the attention of the Board of Directors in accordance with the procedures established by the Audit Committee with respect to such matters and set forth in the Company’s Whistle Blower Policy.
Attendance at Annual Meetings of Shareholders
     The Board of Directors has adopted a policy that a majority of the Company’s directors attend the Company’s Annual Meeting of Shareholders. All of the Company’s directors attended last year’s annual meeting of shareholders.
Director Compensation
     Directors who are not officers of the Company receive an annual fee of $1,000. Non-employee directors also receive $2,000 for each regular meeting of the Board of Directors attended in person and $1,000 for each regular meeting of the Board of Directors attended telephonically. In addition, non-employee directors receive $1,000 for each special meeting of the Board of Directors attended. Members of the Board of Directors are also reimbursed for reasonable expenses incurred in connection with attending meetings of the Board of Directors and of committees of the Board of Directors. Under the Non-Employee Directors Stock Option Plan, each director was granted options to purchase 5,000 shares of Common Stock on the first of the month following the date of the annual meeting of shareholders on which he was initially elected and was granted options to purchase up to 2,000 shares of Common Stock on each annual re-election by the shareholders as a director of the Company. Such options were granted at an exercise price equal to or greater than the fair market value of the Common Stock on the date of grant. No further options may be granted pursuant to the Non-Employee Directors Stock Option Plan.

     In fiscal 2005, Messrs. Grover, Hewitt, Scurlock, Young and Toups each received $13,000 and Mr. Ryles received $12,000 for attending meetings of the Board of Directors. In fiscal 2005, Mr. Ryles was granted options to purchase 5,000 shares of Common Stock at an exercise price per share of $4.47 per share. These options vest equally monthly over sixty months. In fiscal 2005, each other non-employee director was granted options to purchase 2,000 shares of Common Stock at an exercise price per share of $4.47. These options vest equally monthly over twelve months.
     The following table sets forth information concerning options granted to non-employee directors as of March 31, 2005.
Non-Employee Directors Stock Option Plan

		Percent Total			Potential Realizable Value at
		Options Granted	Exercise		Assured Annual Rates of Stock
	Options	to Employees in	or Base	Expiration	Price Appreciation for
Name	Granted	Fiscal Year	Price ($)	Date	Option Term(1)
					5%($)	10%($)
John H. Grover	2,000	1.3%	$4.47	7/22/14	$5,623	$14,248
Chairman of the Board

Thomas L. Hewitt	2,000	1.3	4.47	7/22/14	5,623	14,248
Director

Gerald F. Ryles	5,000	33.3	4.47	7/22/14	14,056	35,620
Director

Arch C. Scurlock, Jr.	2,000	1.3	4.47	7/22/14	5,623	14,248
Director

John M. Toups	2,000	1.3	4.47	7/22/14	5,623	14,248
Director

Daniel R. Young	2,000	1.3	4.47	7/22/14	5,623	14,248

Director

TOTAL	15,000				$42,171	$106,860

(1)	Represents the potential realizable value assuming that the market price of the underlying security appreciates at annualized rates of 5 and 10 percent over the term of the award.
     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR.

REPORT OF THE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE
     The overall philosophy regarding compensation of the Company’s executive officers, including the Named Executive Officers, continues to be based upon the concept that in order to achieve the Company’s objectives of progress, growth and profitability it is necessary to attract and retain qualified executives who are motivated to provide a high level of performance. A vital element in this motivation is to offer an executive compensation program that is not only competitive but rewards those executives whose efforts enable the Company to achieve its goals. To accomplish this objective, the Compensation and Employee Benefits Committee has an established policy whereby a significant portion of an executive officer’s total compensation is related directly to the performance of the Company resulting in the interest of the Company’s executive officers being parallel with the interests of its shareholders.
     The executive compensation program includes three elements, which are intended to constitute a flexible and balanced method of establishing total compensation. These are base salary, annual bonus and stock options. When combined, these elements are intended to provide key executives sufficient motivation and incentives so that their efforts will maximize corporate performance thereby enhancing shareholder value. In accomplishing this objective, the compensation program seeks to balance performance rewards with what is reasonable under the total circumstances including the competitiveness of the executive marketplace.
     Base Salary. The base salaries of the executive officers, including the Chief Executive Officer, are a reflection of the size of the Company, the scope of responsibility of each individual, the extent of experience in their particular positions, individual performance for the previous year and market conditions. Reviewed annually, base salaries are related indirectly to the Company’s performance and upon the exercise of subjective judgment of the Compensation and Employee Benefits Committee and, with respect to officers other than the Chief Executive Officer, Mr. McNew. Messrs. Foley’s, Sciacca’s, Sherwood’s and Scott’s base salaries for fiscal year 2006 will remain at $150,000, $160,000, $125,052 and $171,538, respectively, until otherwise determined by the Compensation and Employee Benefits Committee. In connection with the sale of the secure network services business on June 30, 2005, Mr. Sherwood ceased to be employed by the Company.
     Mr. McNew was appointed President and Chief Executive Officer effective May 8, 2000. Prior to that, Mr. McNew served as Executive Vice President of the Company from July 1999 and Chief Financial Officer from September 1999. His base salary is reviewed annually. For fiscal year 2006, based upon the Company’s financial condition, Mr. McNew’s base salary will remain at $240,000, until otherwise recommended by the Compensation and Employee Benefits Committee to the independent directors on the Board of Directors and determined by such directors.
     Incentive Compensation. The second component of the executive compensation program is incentive compensation related to the achievement of business plan objectives, including specified earnings targets. Based upon recommendations by the Compensation and Employee Benefits Committee, the business plan and related objectives are reviewed and approved by the full Board of Directors with respect to the executive officers, other than the Chief Executive Officer, and by the independent directors of the Board of Directors with respect to the Chief

Executive Officer. Executives who qualify under the program are monetarily awarded if specific objectives are achieved and can be further rewarded, based upon a formula calculation if assigned objectives are exceeded.
     For fiscal 2005, Mr. McNew was eligible to receive a bonus up to $75,000 and Messrs. Foley, Sciacca, Sherwood and Scott were eligible to receive a bonus up to $25,000. Because the Company had a loss for fiscal 2005, neither Mr. McNew nor any other executive officer earned incentive compensation for the fiscal year ended March 31, 2005.
     For the fiscal year ended March 31, 2006, the Compensation Committee and Employee Benefits Committee and the Board of Directors have not determined the parameters of the incentive compensation program.
     Equity Compensation. The final component of the executive compensation program is the 1994 Key Employee Stock Option Plan (“Plan”) which was adopted and approved by the Company’s shareholders at the 1994 annual meeting and is for the benefit of the Company’s key employees, including officers, who meet certain criteria. The purpose of the Plan is to attract, motivate, and retain those highly competent individuals upon whose judgment, initiative, and leadership, the continued success of the Company depends. It also ensures our executive team is focused on shareholder value. The Plan is administered by a committee of three members of the Board of Directors who are not eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee has sole discretion and authority to determine from among eligible employees those to whom and time or times at which, options may be granted, the numbers of shares of Common Stock to be subject to each option, and the type of option to be granted. During fiscal 2005, Messrs. McNew, Foley and Sciacca were granted options to acquire 25,000, 12,500 and 10,000 shares of the Common Stock, respectively, at an exercise price of $4.45 per share and Mr. Sherwood was granted options to acquire 1,000 shares of Common Stock at an exercise price of $5.02 per share. No additional options may be granted under the Plan.
     If the 2005 Stock Option and Incentive Plan is approved at the Annual Meeting, the executive officers will be eligible to participate in such plan. The 2005 Stock Option and Incentive Plan will replace the Plan.
     No member of the Compensation and Employee Benefits Committee is a former or current officer or employee of the Company or any of its subsidiaries.

Compensation and Employee Benefits Committee

John H. Grover (Chairman)
John M. Toups
Thomas Hewitt

EXECUTIVE COMPENSATION
     The following table sets forth information relating to the Named Executive Officers, for services rendered in all capacities during the fiscal years ended March 31, 2005, 2004 and 2003.
Summary Compensation Table

				Long-Term
				Compensation
	Annual Compensation			Awards
				Securities
				Underlying	All Other
Name and Principal Position	Year	Salary ($)		Options (#)	Compensation ($)
Charles L. McNew	2005	$240,000		25,000	$3,456	(1)
President and Chief	2004	219,865		–	5,216
Executive Officer	2003	227,535		10,000	5,082

Hugh M. Foley	2005	$145,000		12,500	$4,779	(2)
Vice President,	2004	126,240		–	6,132
Operations	2003	136,000		5,000	5,918

Joseph Sciacca	2005	$160,000		10,000	$11,409	(3)
Vice President of	2004	147,491		–	9,772
Finance and Chief Financial Officer	2003	153,926		16,000	9,425

James L. Sherwood, IV(4)	2005	$125,052		1,000	$8,071	(5)
Vice President,	2004	123,398		–	7,293
Contracts and Administration	2003	135,403		1,000	7,126

Jonathan L. Scott	2005	$218,273	(6)	–	$16,270	(7)
Senior Vice President,	2004	120,808	(8)	20,000	8,476
Sales and Marketing

(1)	Includes Company contributions of $2,133 to the 401(k) plan and $408 to the health and benefit plans and an automobile allowance of $925.

(2)	Includes Company contributions of $1,152 to the 401(k) plan and $3,327 to health and welfare plans.

(3)	Includes Company contributions of $1,603 to the 401(k) plan and $9,806 to the health and welfare plans.

(4)	In connection with the sale of the secure network services business on June 30, 2005 to INDUS Corporation, Mr. Sherwood ceased to be employed by the Company and became an employee of INDUS Corporation.

(5)	Includes Company contributions of $1,135 to the 401(k) plan and $6,936 to health and welfare plans.

(6)	Includes $46,735 in commissions earned by Mr. Scott.

(7)	Includes Company contributions of $9,071 to health and welfare plans and an automobile allowance of $7,199.

(8)	Includes $33,935 in commissions earned by Mr. Scott.

     The following table sets forth information regarding options to purchase shares of Common Stock granted to the Named Executive Officers during fiscal 2005 pursuant to the 1994 Key Employee Stock Option Plan.
Option Grants in Fiscal Year 2005

	Individual Grants
		Percentage of
	Number of	Total			Potential Realized Value at
	Securities	Options			Assumed Annual Rates of
	Underlying	Granted	Exercise		Stock Price Appreciation for
	Options	to Employees in	or Base	Expiration	Option Term(2)
Name	Granted	Fiscal Year	Price ($)	Date	5%($)	10%($)
Charles L. McNew	25,000	33.8%	$4.45	4/22/14	$69,965	$177,304
President/Chief Executive Officer

Hugh M. Foley	12,500	16.9	4.45	4/22/14	34,982	88,652
Vice President, Operations

Joseph Sciacca	10,000	13.5	4.45	4/22/14	27,986	70,922
Vice President of Finance and Chief Financial Officer

James L. Sherwood, IV	1,000	1.4	5.02	9/14/14	3,127	8,001
Vice President, Contracts and Administration

Jonathan L. Scott	–	–	–	–	–	–
Vice President, Sales and Marketing

(1)	On April 23, 2004, options to purchase 25,000, 12,500 and 10,000 shares of Common Stock were granted to Messrs. McNew, Foley and Sciacca, respectively. On September 14, 2004, options to purchase 1,000 shares of Common Stock were granted to Mr. Sherwood. These options were granted under the 1994 Key Employee Stock Option Plan. In connection with the sale of the secure network services business on June 30, 2005 to INDUS Corporation, Mr. Sherwood ceased to be employed by the Company and became an employee of INDUS Corporation.

(2)	Represents the potential realizable value assuming that the market price of the underlying security appreciates at annualized rates of 5 and 10 percent over the term of the award.

     The following table sets forth the information regarding option exercises by the Named Executive Officers during fiscal 2005.
Aggregated Option Exercises and Fiscal Year-End Option Value

	Shares
	Acquired		Number of Securities		Value of Unexercised In-The-
	on		Underlying Unexercised		Money Options at Fiscal Year-
	Exercise	Value	Options at Fiscal Year-End		End(1)
Name	(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Charles L. McNew	–	–	110,000	20,000	$4,175	$9,525
President/Chief Executive Officer

Hugh M. Foley	–	–	25,000	5,000	1,488	4,163
Vice President, Operations

Joseph Sciacca	–	–	44,000	17,000	3,005	7,815
Vice President of Finance and Chief Financial Officer

James L. Sherwood, IV	–	–	11,000	4,000	4,100	2,280
Vice President, Contracts and Administration

Jonathan L. Scott	–	–	–	20,000	–	–
Vice President, Sales and Marketing

(1)	Represents the aggregate market value (market price of Common Stock less the exercise price) of the options granted based upon the closing sales price per share of $4.17 on March 31, 2005.
Severance Arrangements
     On May 8, 2000, the Company entered into an Executive Severance Agreement with Mr. McNew, the Company’s President and Chief Executive Officer. This agreement provides benefits under certain circumstances including a change in control of the Company and remains in effect so long as Mr. McNew continues to be employed by the Company. It confirms that employment is at will and provides for termination without additional compensation in the event of death, resignation, retirement or “for cause,” as defined in the agreement. Except in connection with a change of control event as defined in the agreement termination for any other reason results in compensation equal to twelve months salary. In the event of termination within one year after a change in control, Mr. McNew would receive compensation equal to twenty-four months salary subject to statutory limitations. In the event Mr. McNew was terminated without cause, on March 31, 2005, he would have been entitled to a termination payment of approximately $480,000.
     The Company entered into termination/separation agreements on May 10, 2000 with Mr. Sciacca and on January 17, 2003 with Mr. Foley. On March 20, 2003, Mr. Sciacca’s termination/separation agreement was modified to increase the period of payment in the event of termination without cause from six to nine months.

     For the above named individuals in the immediately preceding paragraph, in the event of involuntary termination without cause, the Company will continue to pay the then current individual’s salary for a period of six months for Mr. Foley and nine months for Mr. Sciacca from the date of termination. In the event Messrs. Sciacca or Foley were terminated, without cause, on March 31, 2005, they would each have been entitled to a termination payment of approximately $120,000 and $75,000, respectively.
     In connection with the acquisition of Microserv, Inc. on August 29, 2003, the Company entered into a severance and restricted agreement with Mr. Scott. In the event of involuntary termination without cause, the Company will continue to pay the then current salary through August 29, 2006, payable during the twelve months following such termination. In the event Mr. Scott was terminated without cause on March 31, 2005, he would have been entitled to a termination payment of approximately $171,000.
     The Company had a termination/separation agreement with Mr. Sherwood dated as of November 15, 1999 and amended on March 15, 2005. Under this agreement, the Company was required to pay the then current salary of Mr. Sherwood for a period of nine months from the date of termination in the event of an involuntary termination without cause. In connection with the sale of the secure network services business on June 30, 2005 to INDUS Corporation, this agreement terminated as Mr. Sherwood ceased to be employed by the Company and became an employee of INDUS Corporation.
Employee Benefit Plans
1994 Key Employee Stock Option Plan
     The purpose of the Plan is to assist the Company in attracting and retaining highly competent employees and to act as an incentive in motivating selected officers and other key employees to achieve long-germ corporate objectives. The aggregate number of shares of Common Stock that may be issued under the Plan is 400,000 subject to adjustment in the event of stock splits, stock dividends or other recapitalization of the Company’s Common Stock. All of the Company’s employees of any present or future parent or subsidiary corporation are eligible to receive an option or options under the Plan. Currently, the Compensation and Employee Benefits Committee administers the Plan and selects individuals to receive options. No further stock options may be granted under the Plan.
     As of March 31, 2005, 352,500 stock options had been awarded under the Plan. As of July 8, 2005, stock options for an aggregate of 352,500 shares were awarded under the Plan of which options to purchase an aggregate of 261,000 shares were awarded to executive officers at exercise prices ranging from $3.10 to $7.56 per share.
Incentive Compensation Program
     Annually, the Board of Directors approves an incentive compensation program for management-level employees. Based upon the recommendations by the Compensation and Employee Benefits Committees, the Board of Directors sets business plan objectives, including certain specified earnings targets, for the Company and individuals. The bonus amount changes depending on the employee’s position with the Company and upon the attainment of individual objectives and Company objectives. For fiscal 2005, Mr. McNew was eligible to receive a bonus up to $75,000 and Messrs. Foley, Sciacca and Scott were eligible to receive a bonus up to $25,000. No executive officer received a bonus in fiscal 2005. The Compensation and Employee Benefits Committee and the Board of Directors have not determined the parameters of the incentive compensation program for fiscal 2006
2005 Stock Option and Stock Incentive Plan
     If the 2005 Stock Option and Stock Incentive Plan is approved by shareholders at the Annual Meeting, the executive officers will be eligible to participate in such plan. See “Proposal 2 – Approval of 2005 Stock Option and Stock Incentive Plan” for more information.
CERTAIN TRANSACTIONS
     On June 29, 2005, the Company amended its 8% promissory notes dated October 8, 1998, October 13, 1998, November 2, 1998 and November 5, 1998 and 7% convertible subordinated debentures dated January 27, 1998, as amended on August 7, 2003 and September 30, 2003, to extend the maturity date to July 1, 2007, which date is the next day immediately succeeding the expiration of the Company’s second amended and restated loan and security agreement with Provident Bank. The holders of the 8% promissory notes and 7% convertible subordinated debentures are The Arch C. Scurlock Children’s Trust (the “Children’s Trust”) and Nancy M. Scurlock. Both are greater than 10% shareholders of the Common Stock. Arch C. Scurlock, Jr., a beneficiary and trustee of the Children’s Trust, and John H. Gover, a trustee of the Children’s Trust, are our directors. Subject to the prior approval of Provident Bank, which was obtained, the Company agreed to make principal and accrued interest payments on the 8% promissory notes and 7% convertible subordinated debentures aggregating $1.5 million. Subsequent to year end, the Company used a portion of the proceeds from the sale of its secure network services business to make repay certain 8% promissory notes and the 7% convertible subordinated debentures. As a result of this transaction, the 7% convertible subordinated debentures in the aggregate principal amount of $400,000 were repaid, the 8% promissory notes dated October 8, 1998 in the aggregate principal amount of $500,000 were repaid and the 8% promissory notes dated October 13, 1998 in the aggregate principal amount of $500,000 were repaid. Also, accrued interest in the aggregate amount of $100,000 was paid to the holders of the 7% convertible subordinated debentures, and 8% promissory notes dated October 8, 1998, October 13, 1998, November 2, 1998 and November 5, 1998.
     In accordance with the Merger Agreement, as partial consideration for the acquisition of Microserv, Inc., the Company issued to the former shareholders of Microserv, Inc. promissory notes in an aggregate principal amount of $493,934, subject to reduction and setoff rights of the Company in accordance with the terms of the Merger Agreement. As a result of this transaction, the G. and A. Ryles Living Trust of which Gerald Ryles, a director of the Company, is the manager, Jonathan L. Scott, an executive officer of the Company, and Gary Lukowski, a greater than 5% holder of the Common Stock, received notes worth and aggregate principal amount of $113,395, $52,934 and $176,279, respectively. The entire principal amount of each of the notes issued to the former shareholders of Microserv was due and payable on or before February 28, 2005. These notes accrued interest at a rate of 5% per annum, which accrued but unpaid interest was required to be paid by the Company on a quarterly basis. Due to the non-compliance with the Company’s revolving credit agreement with Provident Bank at December 31, 2004, the notes were not repaid on February 1, 2005, and were classified as current notes payable. As a result of the non-payment, if the holders requested acceleration of the notes, the notes would have become due and immediately payable. The holders did not request acceleration. As a result of the non-payment, the interest on these notes increased to 10%. Subsequent to year end, with the consent of Provident Bank, the Company used a portion of the proceeds from the sale of its secure network services business to repay these notes (including accrued interest) in full.

PERFORMANCE GRAPH–SHAREHOLDERS RETURN
     Set forth below is a graph comparing the cumulative total return of the Standard & Poor’s (“S&P”) 500 Composite Stock Index (“S&P 500”) and the Technology Sector Composite Index compiled by S&P. The graph assumes a $100 initial investment on March 31, 2000 and a reinvestment of dividends in the Company and each of the companies reported in the indices through March 31, 2005.

	Cumulative Total Return
	3/00	3/01	3/02	3/03	3/04	3/05
Halifax Corporation	$100.00	$33.87	$52.41	$41.38	$60.28	$57.52
S&P500	100.00	78.32	78.51	59.07	79.82	85.16
Technology Sector Composite Index	100.00	37.57	35.71	24.05	34.65	33.78

REPORT OF THE AUDIT COMMITTEE
     The Audit Committee of the Board of Directors of the Company has reviewed and discussed the audited consolidated financial statements of the Company and its subsidiaries with management of the Company and Grant Thornton LLP, independent public accountants for the Company. Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States.
     The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.
     The Audit Committee has received the written disclosures and confirming letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with Grant Thornton LLP their independence from the Company.
     Based on these reviews and discussions with management of the Company and Grant Thornton LLP referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended March 31 2005 be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2005.
     This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement.
     The Board of Directors has adopted a written Audit Committee Charter, which was attached as an appendix to the proxy statement for the 2004 Annual Meeting of Shareholders filed with the SEC on June 16, 2004.

Audit Committee

John M. Toups, Chairman
Daniel R. Young
Thomas L. Hewitt

PROPOSAL 2 – APPROVAL OF 2005 STOCK OPTION AND STOCK INCENTIVE PLAN
General
     The Company adopted the 2005 Stock Option and Stock Incentive Plan (the “Incentive Plan”) on April 17, 2005. The purpose of the Incentive Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining officers, directors and other key employees of and consultants to the Company and its affiliates by providing for awards in the form of Common Stock.
     The reason for seeking shareholder approval of Proposal 2 is to satisfy requirements of the Internal Revenue Code of 1986, as amended (the “Code”), which require shareholder approval in order for options granted for the additional shares issuable under the Incentive Plan to qualify as Incentive Stock Options (as defined below) to the extent so designated and for the Incentive Plan to satisfy one of the conditions of Section 162(m) of the Code applicable to performance-based compensation. In addition, shareholder approval of Proposal 2 is required to comply with Section 711 of the American Stock Exchange Company Guide, which requires shareholder approval to establish a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees or consultants.
     Set forth below is a summary of the provisions of the Incentive Plan. This summary is qualified in its entirety by the detailed provisions of the text of the actual Incentive Plan, which is set forth as Appendix A to this Proxy Statement.
     The Board of Directors believes that the Company and its shareholders benefit significantly from having the Company’s officers, directors, important consultants and key employees receive awards of restricted stock or options to purchase Common Stock, and that the opportunity thus afforded such persons to acquire Common Stock is an essential element of an effective management incentive program. The Board of Directors also believes that options, particularly Incentive Stock Options, are valuable in attracting and retaining highly qualified personnel and in providing additional motivation to such personnel to use their best efforts on behalf of the Company and its shareholders. However, because awards under the Incentive Plan will be made primarily to directors, officers and key employees of the Company, the award of additional shares under the Incentive Plan would have the effect of further increasing management’s ownership of the Company, which may make it more difficult for a third party to acquire control of the Company.
Eligibility
     All officers, directors and key employees of and important consultants to the Company and of or to any present or future Company parent or subsidiary corporation are eligible to receive an option or options or awards of restricted stock under the Incentive Plan. As of July 8, 2005, approximately five officers, six non-employee directors, and 25 key employees are eligible to participate in the Incentive Plan.

Awards Under the Incentive Plan
     Awards made pursuant to the Incentive Plan may be in the form of options or grants of shares of restricted stock. Options granted under the Incentive Plan may be Incentive Stock Options or Non-Qualified Stock Options. An Incentive Stock Option is an option which satisfies all of the requirements of Section 422 of the Code and the regulations thereunder, and a Non-Qualified Stock Option is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. Unless the context otherwise requires, the term “option” includes both Incentive Stock Options and Non-Qualified Stock Options. The Committee, as described below, may also grant awards entitling the participant to receive a stated number shares of Common Stock, which awards may be subject to restrictions or forfeiture for a period of time as stipulated by the Board of Directors or the Committee, as applicable. The dollar value of awards of restricted stock granted under the Incentive Plan shall be based upon the fair market value of Common Stock on the date of grant.
Administration
     The Incentive Plan shall be administered by the Board of Directors of the Company, or a Compensation and Employee Benefits Committee appointed by the Company’s Board of Directors. Pursuant to the terms of the Incentive Plan, the Compensation Committee must consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a “Non-Employee Director” within the meaning of Exchange Act Rule 16b-3(b)(3) or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option or restricted stock award from being considered granted under the Incentive Plan. References to the term “Committee” under this Proposal 2 refer to either the Company’s Board of Directors or a Compensation and Employee Benefits Committee comprised of Non-Employee Directors. Under the Incentive Plan, the Committee has the right to adopt such rules for the conduct of its business and the administration of the Incentive Plan as it considers desirable. The Committee has the right to construe the Incentive Plan and the options or awards of restricted stock issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Incentive Plan and the options or awards of restricted stock issued pursuant to it.
Common Stock Subject to the Incentive Plan
     Pursuant to the terms of the Incentive Plan, 260,000 shares of Common Stock were reserved for issuance upon the exercise of options or awards of restricted stock granted under the Incentive Plan. Of the aggregate amount of shares of Common Stock issuable under the Incentive Plan, 60,000 shares are reserved for issuance exclusively to directors of the Company who are not also officers or employees of the Company (the “Outside Director Reserve”) and the remaining 200,000 shares are reserved for issuance exclusively to officers and key employees of and important consultants to the Company (the “Employee Reserve”). Up to 200,000 shares of Common Stock may be issued upon the exercise of Incentive Stock Options. As of July 25, 2005, the market value of the Common Stock was $4.00 per share, as listed on the American Stock Exchange.

Limitation on Maximum Number of Options Awarded
     The Incentive Plan provides that the maximum number of options or restricted stock which may be awarded to any single participant under the Incentive Plan shall be no more than is equal to 90% of the shares reserved for issuance from the Outside Director Reserve for awards to outside directors of the Company and shall be no more than is equal to 90% of the shares reserved for issuance from the Employee Reserve for awards to officers and key employees of and important consultants to the Company. The purpose of this limitation is to enable awards of options made pursuant to the Incentive Plan to comply with one of the conditions of Section 162(m) of the Code, which limits the annual deductibility of compensation paid to the Company’s “named executive officers,” as that term is defined in Item 402(a)(3) of Regulation S-K unless it is performance based.
Exercise Price of Options/Payment of Exercise Price
     The option price for options issued under the Incentive Plan shall be at least equal to the fair market value of Common Stock on the date of grant of the option. The exercise price of an option may be paid in cash or the delivery of already owned shares of Common Stock of the Company having a fair market value equal to the exercise price, or a combination thereof.
     The Board of Directors has interpreted the provision of the Incentive Plan that allows payment of the option price in Common Stock of the Company to permit the “pyramiding” of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the option relates over (b) the aggregate exercise price under the option.
Special Provisions for Incentive Stock Options
     The maximum aggregate fair market value of the shares of Common Stock (determined when the Incentive Stock Option is granted) with respect to which Incentive Stock Options are first exercisable by an employee in any calendar year cannot exceed $100,000. In addition, no Incentive Stock Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Stock Option on the date of the grant and such Incentive Stock Option expires not later than five years from the date of grant. No Incentive Stock Option granted under the Incentive Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, any Incentive Stock Option granted under the Incentive Plan is exercisable only during the lifetime of an optionee, and is exercisable only by such optionee. Awards of Non-Qualified Stock Options are not subject to these special limitations.

Exercisability and Expiration of Options
     All options granted pursuant to the Incentive Plan are exercisable in accordance with a vesting schedule (if any), which is set by the Committee at the time of grant. The expiration date of an option is also determined by the Committee at the time of grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant of the option.
     All unexercised options of officers and key employees of the Company terminate three months following the date on which the officer’s or key employee’s employment with the Company terminates, other than by reason of disability or death. An exercisable option held by an officer or key employee who dies or who ceases to be employed by the Company because of disability may be exercised by the officer or key employee or his representative within one year after the officer or key employee dies or becomes disabled (but not later than the scheduled option termination date).
     All unexercised options of directors of and important consultants to the Company terminate three months following the date on which (but not later than the scheduled option termination date) the individual ceases for any reason to be a director of or important consultant to the Company, whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting agreement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise.
     The Committee may, in its sole discretion, provide in an option agreement the circumstances under which the option shall become immediately exercisable and may accelerate the date on which all or any portion of an option may be exercised.
Vesting of Awards of Restricted Stock
     All awards of restricted stock of Common Stock granted pursuant to the Incentive Plan may be subject to vesting for a period of time and will become unrestricted under the Incentive Plan in accordance with a vesting schedule (if any) set by the Committee at the time of grant. Under the terms of the Incentive Plan, the Committee may also establish an additional time period during which the participant must hold the vested shares prior to resale. During the restricted period, if any, the participant shall have the right to vote the shares subject to the award.
     All unvested awards of officers, directors and key employees of and important consultants to the Company terminate immediately upon termination of the officer’s or key employee’s employment or the director’s directorship or the consultant’s consultancy with the Company, other than by reason of disability or death. If the officer or key employee participant ceases to be employed by or the director ceases to be a director of or the consultant ceases to be a consultant of the Company because of death or disability, any unvested awards will immediately vest. Additionally, unless the Committee shall otherwise provide, if the officer’s or key employee’s employment or the director’s directorship or the consultant’s consultancy with the Company is involuntarily terminated for any reason, except for cause, during an 18 month period after a change in control of the Company, the shares of Common Stock subject to the participant’s award will fully vest and no longer be subject to the restrictions under the Incentive

Plan. A change in control includes a change within a 12 month period in holders of more than 50% of the outstanding voting stock of the Company, or any other events deemed to be a change in control by the Committee.
     The Committee has the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to restricted shares, or to remove any or all of such restrictions, whenever it may determine such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the restricted period.
Expiration of the Incentive Plan
     Unless terminated earlier by the Board of Directors, the Incentive Plan will remain in effect until all awards granted under the Incentive Plan have been satisfied by the issuance of shares provided that no new options or restricted stock awards may be granted under such Incentive Plan more than ten years from the date the Incentive Plan was adopted by the Board of Directors of the Company.
Adjustments
     In the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the aggregate number of shares that may be issued under the Incentive Plan, the amounts available for issuance under the Outside Director Reserve and the Employee Reserve, and the number and kind of shares subject to options and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.
Transferability
     Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to the Incentive Plan shall be transferable other than by will or the laws of descent and distribution.
     Except as otherwise provided by the rules and regulations of the SEC, the Incentive Plan provides that the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any “family member” of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

     During the restricted period, no award of restricted stock nor any right of interest of a participant in such award set forth in the restricted stock agreement evidencing any award under the Incentive Plan may assigned, encumbered or transferred except, in the event of death, by will or the laws of descent and distribution.
Amendments
     The Board of Directors may amend or supplement the Incentive Plan, including the forms of option or restricted stock agreement, in any way, or suspend or terminate the Incentive Plan, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options or restricted stock granted under the Incentive Plan prior to the actual date on which such action occurred. If an amendment of or supplement to the Incentive Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of Incentive Stock Options pursuant to the amended or supplemented Incentive Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.
New Plan Benefits
     The Board of Directors approved the Incentive Plan on April 17, 2005, subject to shareholder approval. Therefore, no awards were granted under the Incentive Plan in fiscal year 2005. The options or restricted stock grants under the Incentive Plan that will be made to executive officers, to non-employee directors and other employees of the Company, however, the amount and timing of the awards has not been determined to date. See “Proposal I — Election of Directors — Director Compensation” and “Executive Compensation.”

Equity Compensation Plans
     The following table sets forth the information regarding equity compensation plans, as of March 31, 2005.

			(c)
			Number of securities
			remaining available
	(a)		for future issuance
	Number of securities	(b)	under equity
	to be issued upon	Weighted-average	compensation plan
	exercise of	exercise price of	(excluding securities
	outstanding options,	outstanding options,	reflected in column
Plan Category	warrants and rights	warrants and rights	(a))
Equity compensation plans approved by security holders (1)(2)	444,417	$4.08	—
Equity compensation plans not approved by security holders (3)	50,000	$3.19	—
Total	494,417	$3.99	—

(1)	The Company has two equity compensation plans, the 1994 Key Employee Stock Option Plan and the Non-Employee Director’s Stock Option Plan.

The 1994 Key Employee Stock Option Plan has a maximum of 400,000 shares of Common Stock available for issuance. As of March 31, 2005, there were options to purchase 352,500 shares of Common Stock outstanding. No additional options may be granted under the 1994 Key Employee Stock Option Plan. The Non-Employee Directors Stock Option Plan has a maximum of 100,000 options available for issuance. As of March 31, 2005, there were options to purchase 91,917 shares of Common Stock outstanding. No additional options may be granted under the Non-Employee Directors Stock Option Plan.

(2)	Does not include the 260,000 shares of Common Stock that will be available for issuance if the Incentive Plan is approved by shareholders at the Annual Meeting.

(3)	On August 29, 2003, the Company issued warrants to purchase 50,000 shares of Common Stock at an exercise price of $3.19 per share to its investment advisors.

FEDERAL INCOME TAX CONSEQUENCES OF THE INCENTIVE PLAN
     THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CODE, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.
     Incentive Stock Options. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Stock Option (see, however, discussion of alternative minimum tax below) granted pursuant to the Incentive Plan. If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.
     The exercise of an Incentive Stock Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.
     An optionee who surrenders shares as payment of the exercise price of his Incentive Stock Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.
     Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.
     Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the Incentive Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m) of the Code) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.
     Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.
     An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See “- Incentive Stock Options.” The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.
     In the event of a permitted transfer by gift of a Non-Qualified Stock Option, the transferor will remain taxable on the ordinary income realized as and when such Non-Qualified Stock Option is exercised by the transferee. All other tax consequences described above will be applicable to the transferee of the Non-Qualified Stock Option. A permitted transfer by gift of a Non-Qualified Stock Option may result in federal transfer taxes (gift tax) to the transferor at such time as the option is transferred, as well as such later time or times as the Non-Qualified Stock Option vests, if not fully vested on the date of the initial transfer.
     Restricted Stock Awards. The grant of restricted shares will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

     In the case of participants who are subject to Section 16(b) of the Exchange Act, which provides that any profit realized by an officer, director or 10% beneficial owner of Common Stock, referred to as a Section 16 insider, from any purchase and sale or sale and purchase of stock within any period of six months is recoverable by the Company, Section 83 of the Code may postpone the recognition of income.
     Holders of restricted shares will recognize ordinary income on the date that the restricted shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of restricted shares, including a Section 16 insider, may generally elect under Section 83(b) of the Code to recognize ordinary income in the amount of the fair market value of the restricted shares on the date of the grant of the restricted shares. The election under Section 83(b) must be made by the participant holding restricted shares within 30 days of the grant of the restricted shares. Provided that the Company meets its federal reporting obligations with respect to the restricted shares, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. Holders of restricted shares will also recognize ordinary income equal to any dividend or dividend-equivalent payments when such payments are received. If the holder of the restricted shares makes a Section 83(b) election and subsequently forfeits the restricted shares, the holder will not be entitled to a deduction for the amount previously included as income.
Limitation on the Company’s Deduction
     Section 162(m) of the Code will generally limit the Company’s federal income tax deduction for compensation paid in any year to the Company’s Chief Executive Officer and its four highest paid executive officers to $1,000,000, to the extent that such excess compensation is not “performance based.” Under Treasury regulations, a stock option will, in general, qualify as “performance based” compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the shareholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m) of the Code). If a stock option to an executive referred to above is not “performance based,” the amount that would otherwise be deductible by the Company in respect of such stock option will be disallowed to the extent that the executive’s aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.
     THE FEDERAL TAX DISCUSSION CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY THE SHAREHOLDERS OR ANY OTHER PERSON FOR THE PURPOSE OF AVOIDING ANY PENALTIES THAT MAY BE IMPOSED BY THE INTERNAL REVENUE CODE. THE FEDERAL TAX DISCUSSION CONTAINED HEREIN WAS WRITTEN TO SATISFY THE REQUIREMENTS OF SEC REGULATIONS. SHAREHOLDERS SHOULD SEEK ADVICE FROM THEIR OWN INDEPENDENT TAX ADVISORS CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF THE ACQUISITION OF OPTIONS, RESTRICTED STOCK AND COMMON STOCK OF THE COMPANY BASED ON THEIR PARTICULAR CIRCUMSTANCES.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE 2005 STOCK OPTION AND STOCK INCENTIVE PLAN.
INDEPENDENT PUBLIC ACCOUNTANTS
     Grant Thornton LLP (“Grant Thornton”) has served as the Company’s independent accountants since July 2004. The Audit Committee has selected Grant Thornton as the Company’s independent accountants for the Company and its subsidiaries for the year ending March 31, 2006.
Independent Public Accountant
     On July 28, 2004, the Audit Committee engaged Grant Thornton as the Company’s independent auditor to audit the Company’s consolidated financial statements for the fiscal year ended March 31, 2005. Deloitte & Touche LLP (“Deloitte”) who had been engaged by the Company as the independent accountants to audit the Company’s consolidated financial statements was dismissed effective July 28, 2004.
     The decision to change the Company’s independent accountants from Deloitte to Grant Thornton was approved by the Audit Committee of the Board of Directors.
     The reports of Deloitte, on the financial statements of the Company during the two-year period ended March 31, 2004, did not contain an adverse opinion, or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the Company changing its accounting for goodwill and other intangible assets during fiscal 2003 as a result of adopting statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.” During the two-year period ended March 31, 2004, and interim period from April 1, 2004 through July 28, 2004, the Company did not have any disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.
     In connection with the filing of the Current Report on Form 8-K with the SEC on July 30, 2004, Deloitte was provided with a copy of this disclosure and was requested by the Company to furnish to the Company a letter addressed to the SEC stating whether Deloitte agrees with the above statements. A copy of Deloitte’s letter to the SEC is filed as exhibit to the Company’s Current Report on Form 8-K filed on July 30, 2004.
Independent Public Accountant Fee Information
     The Company was advised by Grant Thornton that no member of Grant Thornton has any direct or indirect interest in the Company or any of its subsidiaries or has had, since its appointment, any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of Grant

Thornton are expected to attend the Annual Meeting and, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
     Aggregate fees for professional services rendered for the Company by Grant Thornton as of or for the year ended March 31, 2005, and Deloitte as of and for the fiscal year ended March 31, 2004 were:

	2005	2004

Audit Fees	$180,000	$267,400
Audit Related Fees	16,895	24,200
Tax Fees	3,900	16,730
All Other Fees	—	—

Total	$200,795	$308,330

     All services performed by Grant Thornton were pre-approved by the Audit Committee. The Audit Committee has considered whether the provision of services covered in the preceding paragraphs is compatible with maintaining Grant Thornton’s independence.
     All services performed by Deloitte were pre-approved by the Audit Committee. The Audit Committee considered whether the provision of services covered in the preceding paragraphs was compatible with maintaining Deloitte’s independence.
     Audit Fees. The audit fees billed by Grant Thornton and Deloitte for the fiscal years ended March 31, 2005 and 2004, respectively, were for professional services rendered for the audits of the financial statements of the Company, quarterly reviews, issuance of consents, and assistance with the review of documents filed with the SEC.
     Audit-Related Fees. The audit related fees billed by Grant Thornton for fiscal year ended March 31, 2005 were for consultations concerning the acquisition of AlphaNational Technology Services, Inc. The audit related fees billed by Deloitte for fiscal year ended March 31, 2004 were for consultations concerning the acquisition of Microserv.
     Tax Fees. The tax fees billed by Grant Thornton and Deloitte for the fiscal years ended March 31, 2005 and 2004, respectively, were for services performed in connection with income tax services other than those directly related to the audit of the income tax accrual.
     All Other Fees. There were no all other fees billed by Grant Thornton and Deloitte for the fiscal years ended March 31, 2005 and 2004, respectively.
Pre-Approval Policies and Procedures
     The Audit Committee must approve all auditing services and non-audit services provided by Grant Thornton. The non-audit services specified in Section 10A(g) of the Exchange Act may not be provided by Grant Thornton. The Audit Committee will periodically review fees for services rendered with the full Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. The Company believes that all of these filing requirements were complied with by its officers and directors and by the other beneficial owners of more than 10% of the Company’s Common Stock except that the Arch C. Scurlock Children’s Trust and Nancy M. Scurlock filed a late Form 3 reporting beneficial ownership of greater than 10% of the Common Stock, the Nancy M. Scurlock Trust Failed to file a form 3 reporting beneficial ownership of greater than 10% of the Common Stock and disposition of such shares and Thomas L. Hewitt filed a late Form 4 covering five transactions selling Common Stock. On making the foregoing statements, the Company has relied upon copies of the reporting forms received by it and certain written representations.
SHAREHOLDER PROPOSALS
     Pursuant to the proxy rules under the Exchange Act, the Company’s shareholders are notified that the deadline for providing the Company timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company’s 2006 Annual Meeting of Shareholders (the “2006 Meeting”) will be May 1, 2006. As to all such matters which the Company does not have notice on or prior to May 1, 2006, discretionary authority shall be granted to the persons designated in the Company’s proxy related to the 2006 Annual Meeting to vote on such proposal. A shareholder proposal regarding the 2006 Annual Meeting must be submitted to the Company at its office located at 5250 Cherokee Avenue, Alexandria, Virginia 22312, by May 1, 2006 to receive consideration for inclusion in the Company’s 2006 proxy materials. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.
OTHER MATTERS
     As of the date of this proxy statement, the Board of Directors knows of no additional matters to be presented for vote of the shareholders at the Annual Meeting, other than the approval of the minutes of the last shareholders’ meeting, which action shall not be construed as approval or disapproval of any of the matters referred to in such minutes, nor has it been advised that others will present any other matters. Should any matters be properly presented at the Annual Meeting for a vote of the shareholders, the proxies will be voted in accordance with the best judgment of the proxy cardholders.
ANNUAL REPORT
     This proxy statement is accompanied by the Annual Report to Shareholders for the year ended March 31, 2005, which includes a copy of the Company’s annual report on Form 10-K for the year ended March 31, 2005 as filed with the SEC (the “Annual Report”). The Annual Report is not a part of the proxy solicitation materials.

     EACH PERSON SOLICITED HEREUNDER CAN OBTAIN AN ADDITIONAL COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2005 WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO: HALIFAX CORPORATION, 5250 CHEROKEE AVENUE, ALEXANDRIA, VIRGINIA 22312, ATTENTION: CORPORATE SECRETARY.

By Order of the Board of Directors

Ernest L. Ruffner
Secretary

Appendix A
HALIFAX CORPORATION
2005 STOCK OPTION AND STOCK INCENTIVE PLAN
1. Purpose of Plan
     The purpose of this 2005 Stock Option and Stock Incentive Plan (the “Plan”) is to provide additional incentive to officers and directors of, and other key employees of and important consultants to, Halifax Corporation (the “Company”), and each present or future parent or subsidiary corporation of the Company (“Affiliates”), by encouraging them to invest in shares of the Company’s common stock (the “Common Stock”) and providing for awards in the form of options to purchase Common Stock and restricted shares of Common Stock (collectively, “Awards”) in order to promote a proprietary interest in the Company and an increased personal interest in the Company’s continued success and progress.
2. Aggregate Number of Shares
     A maximum of 260,000 shares of Common Stock may be issued under this Plan either in the form of restricted shares or upon the exercise of options issued pursuant to the Plan subject to the restrictions described below. Of the aggregate amount of shares of Common Stock issuable under the Plan, 60,000 shares are reserved for issuance exclusively to directors of the Company (“Outside Directors”) who are not also officers or employees of the Company (the “Director Reserve”) and the remaining 200,000 shares are reserved for issuance exclusively to officers, employees and consultants of the Company or any Affiliate of the Company (the “Employee Reserve”). Up to 200,000 shares of Common Stock may be issued upon the exercise of Incentive Stock Options (as defined in Section 5(a) of the Plan).
     Notwithstanding the foregoing, in the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (as defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number of shares which may be issued under this Plan, as well as the amounts available for issuance under the Outside Director Reserve and the Employee Reserve shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of Common Stock, as well as unissued shares, may be used to grant Awards under this Plan. Common Stock subject to options which have terminated unexercised, either in whole or in part, and restricted shares which are forfeited prior to vesting shall be available for future grants under this Plan and shall be reallocated back to either the Director Reserve or the Employee Reserve based upon the reserve from which such shares were awarded.
3. Class of Persons Eligible to Receive Awards
     All officers, directors and key employees of and important consultants to the Company and of or to any present or future Company parent or subsidiary corporation are eligible to receive Awards under this Plan. The individuals who shall, in fact, receive Awards shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof, and are referred to herein as participants. No outside director may receive Awards under this Plan which in the aggregate equal more than 90% of the total number of shares of Common Stock authorized for issuance from the Outside Director Reserve, as applicable, under this Plan and no officer, employee or consultant may receive Awards under this Plan which in the aggregate equal more than 90% of the total number of shares of common stock authorized for issuance from the Employee Reserve under this Plan.
4. Administration of Plan
     (a) This Plan shall be administered either by the Company’s Board of Directors or a Compensation Committee appointed by the Company’s Board of Directors. The Compensation Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an Award from being considered granted under this Plan. The term “Committee,” as used herein, shall refer to either the Company’s Board of Directors or such Compensation Committee, depending upon who is administering the Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option. The Committee shall further have full and complete authority, subject to the provisions of the Plan, to grant restricted shares and, in addition to the terms and conditions contained in Sections 6 and 9 hereof, to provide such other terms and conditions (which need not be identical among participants) with respect to such restricted shares and the lapsing of restrictions thereon, as the Committee shall determine in its sole discretion. The dollar value of restricted shares granted under the Plan shall be calculated based upon the fair market value of the Common Stock on the date of the grant as such term is defined in Section 5(a) of the Plan.
     (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the Awards granted pursuant thereto, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Awards granted pursuant thereto, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.
5. Incentive Stock Options and Non-Qualified Stock Options
     (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An “Incentive Stock Option” is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder, and a “Non-Qualified Stock Option” is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Common Stock on the date of the grant of the option. The fair market value of the Common Stock on any particular date shall mean the last reported sale price of a share of the Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.
     (b) Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals described in Section 422(b)(6) of the Code shall conform to the provisions of Section 422(c)(5) of the Code. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422 of the Code and the regulations thereunder. Subject to the restrictions set forth in Section 2 hereof, each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an “Incentive Stock Option” as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

     (c) Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.
     (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an “Incentive Stock Option;” or (iii) any option granted pursuant to Section 5(c) hereof is an “Incentive Stock Option.”
     (e) Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution. Except as otherwise provided by the Rules and Regulations of the Securities and Exchange Commission, the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferrable to any “family member” of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.
6. Restricted Shares
     (a) At the time of an award of restricted shares, in addition to any other terms and conditions the Committee shall provide, the Committee shall establish for each participant a period of time during which restricted shares granted under the Plan are subject to forfeiture by the participant if the conditions established by the Committee, if any, are not met or upon the expiration of which the restricted shares shall vest and no longer be subject to restriction (the “Restricted Period”). Restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (d) and (f) of this Section 6 and

Section 9 hereof, the participant as owner of such restricted shares shall have all the rights of a shareholder, including the right to vote the shares.
     (b) Except as provided in paragraph (i) of this Section 6, if a participant ceases to maintain Continuous Service for any reason (other than death or disability), all restricted shares theretofore awarded to such participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 6 shall upon such termination of Continuous Service be forfeited and returned to the Company. If a participant ceases to maintain Continuous Service by reason of death or disability, restricted shares then still subject to restrictions imposed by paragraph (a) of this Section 6 will be free of those restrictions. “Continuous Service,” as used herein, means the absence of any interruption or termination of service as an officer, director or employee of or consultant to the Company or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or any Affiliate or in the case of transfers between payroll locations of the Company, or between the Company, or its subsidiaries.
     (c) The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to restricted shares, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.
     (d) Each certificate in respect of restricted shares awarded under the Plan shall be registered in the name of the participant and deposited by the participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) restricted legend (the “Restricted Legend”):
The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2005 Stock Option and Stock Incentive Plan of Halifax Corporation Copies of such Plan are on file in the office of the Secretary of Halifax Corporation, 5250 Cherokee Avenue, Alexandria, VA 22312.
     (e) At the time of any award of restricted shares, the participant shall enter into an agreement with the Company in a form attached hereto as Appendix IV, as modified by the Committee, agreeing to the terms and conditions of the restricted shares and such other matters as the Committee, in its sole discretion, shall determine (the “Restricted Stock Agreement”).
     (f) The payment to a participant of cash dividends declared or paid on such restricted shares by the Company shall be deferred until the lapsing of any restrictions imposed under paragraph (a) of this Section 6. Such deferred dividends shall be held by the Company for the account of the participant. In such event, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 6 or upon death or disability of the participant.
     (g) At the expiration of the Restricted Period, if any, imposed by paragraph (a) of this Section 6, the Company shall redeliver to the participant (or where the relevant provision of paragraph (b) of this Section 6 applies in the case of a deceased participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (d) of this Section 6 and the shares represented by such certificate(s) shall be free of the Restricted Legend referred to in paragraph (d) of this Section 6. Notwithstanding the foregoing, the Securities Legend described in paragraph (g) of Section 9 shall continue to be included on all certificates as long as registration has not occurred.
     (h) During the Restricted Period, no Award nor any right of interest of a participant in such Award set forth in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a participant, by will or the laws of descent and distribution.
     (i) The Committee may provide in the Restricted Stock Agreement if the Continuous Service of any participant (as defined in Section 6) is involuntarily terminated for whatever reason, except for cause, as defined by the Committee, at any time within a specified period after a change in control, unless the Committee shall otherwise provide, any Restricted Period with respect to restricted shares shall lapse upon such termination and all restricted shares shall become fully vested in the participant.
     (j) Upon the termination of any Restricted Period with respect to restricted shares (or at any such earlier time, if any, that an election is made by the participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company may withhold from any payment or distribution made under this Plan sufficient shares or may withhold from the participant’s compensation or require to be paid by participant sufficient cash to cover any applicable withholding and employment taxes. The Company shall have the right to deduct from all dividends paid with respect to restricted shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any participant with respect to the form, timing or method of any such tax withholding.
7. Amendment, Supplement, Suspension and Termination
     Awards shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan, including the forms of option or restricted stock agreement attached hereto, in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect Awards granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of “Incentive Stock Options” (as that term is defined in Section 422 of the Code and regulations thereunder)

pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.
8. Effectiveness of Plan
     This Plan shall become effective on the date of its adoption by the Company’s Board of Directors, subject however to approval by the holders of the Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained. No grants of restricted shares may be made under the Plan prior to the receipt of shareholder approval.
9. General Conditions
     (a) Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.
     (b) Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.
     (c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.
     (d) The terms “parent corporation” and “subsidiary corporation” as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.
     (e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.
     (f) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

     (g) To the extent restricted shares or Common Stock issued upon the exercise of options granted pursuant to the Plan have not been registered under the federal and state securities laws or an exemption is otherwise unavailable, the certificates for Common Stock to be issued pursuant to the Plan shall bear the following securities legend (the “Securities Legend”):
The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.
     The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.
     (h) Each of the events specified in the following clauses (i) and (ii) of this subsection (h) shall be deemed a “change in control”: (i) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or (ii) any other events deemed to constitute a “change in control” by the Committee.
     (i) In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to options and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee and outstanding Awards shall be treated like all other outstanding shares of Common Stock. Any shares of stock or other securities received, as a result of any of the foregoing adjustment by the Committee or as part of an adjustment provided to shareholders in general, by a participant with respect to restricted shares shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 5 hereof.
     Adopted by the Board of Directors this 17th day of April, 2005.

APPENDIX I
INCENTIVE STOCK OPTION

To:

Name

Address:

Date of Grant

     You are hereby granted an option, effective as of the date hereof, to purchase ___ shares of common stock (“Common Stock”) of Halifax Corporation (the “Company”) at a price of $___  per share pursuant to the Company’s 2005 Stock Option and Stock Incentive Plan (the “Plan”).
     Your Option may first be exercised at any time on or after _________, for up to ___% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date	Percent of Initial Award Vested
%
     Thus, this Option vests ___% on each yearly anniversary of the Date of Grant and is fully exercisable on or after ___years from the Date of Grant. This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”) This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances. No fractional shares shall be issued or delivered.
     In the event of a “Change of Control” (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:
1.	A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

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2.	Any other event deemed to constitute a “Change of Control” by the Committee.
     You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b). The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.
     Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.
     If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

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     Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.
     This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.
     Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:
     (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;
     (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;
     (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or
     (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise, and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.
     The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:
     (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares,

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except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.
     (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:
The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.
     The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.
     The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.
     It is the intention of the Company and you that this option shall, if possible, be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an “Incentive Stock Option,” this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.
     Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

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     Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.
     This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.
     Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

HALIFAX CORPORATION

By:

     I hereby acknowledge receipt of a copy of the foregoing stock option and the 2005 Stock Option and Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.

(Date)	(Signature)

A-I-5

APPENDIX II
NON-QUALIFIED STOCK OPTION FOR OFFICERS
AND OTHER KEY EMPLOYEES

To:

Name

Address:

Date of Grant

     You are hereby granted an option, effective as of the date hereof, to purchase ___ shares of common stock (“Common Stock”) of Halifax Corporation (the “Company”) at a price of $___  per share pursuant to the Company’s 2005 Stock Option and Stock Incentive Plan (the “Plan”).
     Your Option may first be exercised at any time on or after _________, for up to ___% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date	Percent of Initial Award Vested
%
     Thus, this Option vests ___% on each yearly anniversary of the Date of Grant and is fully exercisable on or after ___years from the Date of Grant. This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”). This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances. No fractional shares shall be issued or delivered.
     In the event of a “Change of Control” (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

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1.	A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.	Any other event deemed to constitute a “Change of Control” by the Committee.
     You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b). The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.
     Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.
     If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior

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to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.
     In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.
     Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.
     Except for transfers to ___under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.
     Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:
     (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;
     (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;
     (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or
     (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in

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connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.
     The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:
     (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.
     (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:
“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”
     The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.
     The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.
     It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.
     Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This

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means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.
     Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.
     This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.
     Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

HALIFAX CORPORATION

By:

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     I hereby acknowledge receipt of a copy of the foregoing stock option and the 2005 Stock Option and Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions. I accept this option in full satisfaction of any previously written or verbal promises made to me by the Company with respect to option grants.

(Date)	(Signature)

A-II-6

APPENDIX III
NON-QUALIFIED STOCK OPTION FOR OUTSIDE DIRECTORS
AND IMPORTANT CONSULTANTS

To:

Name

Address:

Date of Grant

     You are hereby granted an option, effective as of the date hereof, to purchase ___ shares of common stock (“Common Stock”) of Halifax Corporation (the “Company”), at a price of $___  per share pursuant to the Company’s 2005 Stock Option and Stock Incentive Plan (the “Plan”).
     Your Option may first be exercised at any time on or after _________, for up to ___% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date	Percent of Initial Award Vested
%
     Thus, this Option vests ___% on each yearly anniversary of the Date of Grant and is fully exercisable on or after ___years from the Date of Grant. This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”). This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances. No fractional shares shall be issued or delivered.
     In the event of a “Change of Control” (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:
1.	A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

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2.	Any other event deemed to constitute a “Change of Control” by the Committee.
     You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b). The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.
     Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become (a) a director of, or consultant to, the Company or another subsidiary corporation or (b) an employee of the Company or a subsidiary corporation.
     In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.
     Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

A-III-2

     Except for transfers to ___under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.
     Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:
     (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;
     (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;
     (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or
     (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.
     The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:
     (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company

A-III-3

may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.
     (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:
“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”
     The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.
     The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.
     It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.
     Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.
     This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the

A-III-4

date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.
     Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

HALIFAX CORPORATION

By:

     I hereby acknowledge receipt of a copy of the foregoing stock option and the 2005 Stock Option and Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.

(Date)	(Signature)

A-III-5

APPENDIX IV
RESTRICTED STOCK AGREEMENT
RS No.______________________
     An Award of Restricted Stock is hereby awarded on ___, 20___(the “Award Date”) by Halifax Corporation (the “Company”), to ___(the “Grantee”), in accordance with the following terms and conditions and the conditions contained in the Company’s 2005 Stock Option and Stock Incentive Plan (the “Plan”):
     1. Share Award. The Company hereby awards the Grantee ___shares (the “Shares”) of common stock of the Company (the “Common Stock”) pursuant to the Plan, as the same may from time to time be amended, and upon the terms and conditions and subject to the restrictions therein and hereinafter set forth. A copy of the Plan as currently in effect is incorporated herein by reference and is attached hereto.
     2. Restrictions on Transfer and Restricted Period. During the period (the “Restricted Period”) commencing on the Award Date and terminating on ___, 20___, the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Grantee, except as hereinafter provided.
     Except as set forth below, the Restricted Period with respect to the Shares will lapse at a rate of ___% of the initial award for every ___months of Continuous Service (as defined in the Plan) completed since the Award Date according to the following schedule: . Subject to the restrictions set forth in the Plan, the Committee referred to in Section 4 of the Plan or its successor (the “Committee”) shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares thereto, or to remove any or all of such restriction, whenever the Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the commencement of the Restricted Period.
     3. Termination of Service. Except as provided in Section 9 below, if the Grantee ceases to maintain “Continuous Service” (as defined in the Plan) for any reason other than death or disability, all Shares which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 2 above shall upon such termination of Continuous Service be forfeited to the Company. If the Grantee ceases to maintain “Continuous Service” (as defined in the Plan) by reason of death or disability, the Shares then still subject to restrictions imposed by Section 2 will be free of those restrictions and shall not be forfeited.
     4. Certificates for the Shares. The Company shall issue a certificate (or certificates) in the name of the Grantee with respect to the Shares, and shall hold such certificate (or certificates) on deposit for the account of the Grantee until the expiration of the Restricted Period with respect to the Shares represented thereby. Such certificate (or certificates) shall bear the following restricted legend (the “Restricted Legend”):

A-IV-1

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2005 Stock Option and Stock Incentive Plan of Halifax Corporation Copies of such Plan are on file in the office of the Secretary of Halifax Corporation, 5250 Cherokee Avenue, Alexandria, Virginia 22312.
     The Grantee further agrees that simultaneously with the execution of the Agreement, the Grantee shall execute stock powers in favor of the Company with respect to the Shares and that the Grantee shall promptly deliver such stock powers to the Company.
     The following two paragraphs shall be applicable if, on the Award Date, the Common Stock subject to such Award has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:
     The Grantee hereby agrees, warrants and represents that Grantee is acquiring the Common Stock to be issued pursuant to this Agreement for Grantee’s own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The Grantee further agrees that Grantee will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The Grantee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.
     The certificates for Common Stock to be issued pursuant to this Agreement shall bear the following securities legend (the “Securities Legend”):
The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.
The Securities Legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

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     The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.
     5. Grantee’s Rights. Except as otherwise provided herein, the Grantee, as owner of the Shares, shall have all rights of a shareholder. During any Restricted Period, the Grantee shall be entitled to vote such Shares as to which the Restricted Period has not yet lapsed or expired (the “Restricted Shares”) in Grantee’s sole discretion, at any annual and special meetings of the shareholders of the Company and at any continuations and adjournments of such meetings, upon any matters coming before such meetings or adjournments.
     6. Cash Dividends. Cash dividends, if any, paid on the Restricted Shares shall be held by the Company for the account of the Grantee and paid to the Grantee upon the expiration of the Restricted Period or upon the death or disability of the Grantee. All such withheld dividends shall earn interest at an annual rate determined by the Committee.
     7. Expiration of Restricted Period. Upon the lapse or expiration of the Restricted Period with respect to any portion of the Shares, the Company shall deliver to the Grantee (or in the case of a deceased Grantee, to Grantee’s legal representative) the certificate in respect of such Shares and the related stock powers held by the Company pursuant to Section 4 above. The Shares as to which the Restricted Period shall have lapsed or expired shall be free of the restrictions referred to in Section 2 above and such certificate shall not bear the Restricted Legend provided for in Section 4 above. Notwithstanding the foregoing, the Securities Legend described in Section 4 shall continue to be included on the certificates as long as registration has not occurred.
     8. Adjustments for Changes in Capitalization of the Company. In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Company or in the shares of Common Stock, the number and class of Shares covered by this Agreement shall be appropriately adjusted by the Committee in the same manner as other outstanding shares are adjusted. Any shares of Common Stock or other securities received, as a result of the foregoing, by the Grantee with respect to Shares subject to the restrictions contained in Section 2 above also shall be subject to such restrictions and the certificate or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 4 above.
     9. Change in Control. If the “Continuous Service” (as defined in the Plan) of the Grantee is involuntarily terminated for whatever reason, other than for cause (as defined by the Committee), at any time within 18 months of a “change in control” (as defined in the Plan), the Restricted Period with respect to all Shares shall lapse upon such termination and all Shares shall become fully vested in the Grantee.
     10. Delivery and Registration of Shares of Common Stock. The Company’s obligation to deliver Shares hereunder shall be conditioned upon the receipt of a representation as to the investment intention of the Grantee or any other person to whom such Shares are to be

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delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state or local securities legislation or regulation. Any representation regarding investment intent shall become inoperative upon the registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities regulation.
     The Company shall not be required to deliver any Shares under the Plan prior to the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.
     11. Plan and Plan Interpretations as Controlling. The Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations by the Committee shall be binding and conclusive upon the Grantee or Grantee’s legal representatives with regard to any question arising hereunder or under the Plan.
     12. Grantee Service. Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Grantee’s service as an officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services of the Grantee.
     13. Withholding and Social Security Taxes. Upon the termination of any Restricted Period with respect to any Shares (or any such earlier time, if any, that an election is made under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Company shall have the right to withhold from the Grantee’s compensation an amount sufficient to fulfill its or its Affiliate’s obligations for any applicable withholding and employment taxes. Alternatively, the Company may require the Grantee to pay the Company the amount of any taxes which the Company is required to withhold with respect to the Shares, or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld. The Company shall withhold from any cash dividends paid on the Restricted Stock an amount sufficient to cover taxes owed as a result of the dividend payment. The Company’s method of satisfying its withholding obligations shall be solely in the discretion of the Company, subject to applicable federal, state and local laws.
     14. Tax Consequences. Grantee has reviewed with Grantee’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Grantee is relying solely on such advisors and not on any statements or representations of Company or any of its agents. Grantee understands that Grantee (and not Company) shall be responsible for Grantee’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Grantee understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes (as ordinary income) the fair market value of the Shares as of the date any “restrictions” on the Shares lapse. To the extent that a grant hereunder is not otherwise an exempt transaction for purposes of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), with respect to officers, directors and 10% shareholders, a “restriction” on the Shares includes for these purposes the period after the grant of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the 1934 Act. Alternatively,

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Grantee understands that Grantee may elect to be taxed at the time the Shares are granted rather than when the restrictions on the Shares lapse, or the Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of grant.
     GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION AVAILABLE TO GRANTEE UNDER SECTION 83(B) OF THE CODE, EVEN IF GRANTEE REQUESTS THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON GRANTEE’S BEHALF.
     15. Arbitration. Any dispute or disagreement between Grantee and the Company with respect to any portion of this Agreement or its validity, construction, meaning, performance or Grantee’s rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) or its successor, as amended from time to time by a sole arbitrator. However, prior to submission to arbitration Grantee agrees to attempt to resolve any disputes or disagreements with the Company over this Agreement amicably and informally, in good faith, for a period not to exceed 14 days. Thereafter, the dispute or disagreement will be submitted to arbitration. The arbitrator shall be independent and impartial, mutually acceptable to the parties and appointed by AAA. The arbitration shall be held in Philadelphia, Pennsylvania or such other location as the parties may agree. At any time prior to a decision from the sole arbitrator being rendered, Grantee and the Company may resolve the dispute by settlement. The Grantee and the Company shall equally share the arbitrator’s fee and the costs charged by the AAA or its successor, but Grantee and the Company shall otherwise be solely responsible for their own respective counsel fees and expenses. The decision of the sole arbitrator shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on Grantee and the Company. Further, neither Grantee nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the Award and may be enforced as such in accordance with the provisions of the Award.
     16. Amendment/Choice of Law. This Agreement constitutes the entire understanding between the Company and the Grantee with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This Agreement and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.
     17. Grantee Acceptance. The Grantee shall signify Grantee’s acceptance of the terms and conditions of this Agreement by signing in the space provided below and signing the attached stock powers and returning a signed copy of this Agreement and the original attached stock powers to the Company. IF A FULLY EXECUTED COPY HEREOF AND THE ATTACHED STOCK POWERS HAVE NOT BEEN RECEIVED BY THE COMPANY, THE COMPANY HAS THE RIGHT TO REVOKE THIS AWARD, AND AVOID ALL OBLIGATIONS UNDER THIS AGREEMENT.
     IN WITNESS WHEREOF, the parties hereto have caused this RESTRICTED STOCK AGREEMENT to be executed as of the date first above written.

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HALIFAX CORPORATION

By:

Name:
Title:

ACCEPTED:

(Street Address)

(City, State and Zip Code)

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STOCK POWER
     For value received, I hereby sell, assign, and transfer to Halifax Corporation (the “Company”) ___shares of the common stock of the Company, standing in my name on the books and records of the aforesaid Company, represented by Certificate No. ___and do hereby irrevocably constitute and appoint the Secretary of the Company attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Company.

Dated:

In the presence of:

Name:

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HALIFAX CORPORATION

5250 Cherokee Avenue
Alexandria, Virginia 22312
Annual Meeting of Shareholders to be held on September 9, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Ernest L. Ruffner and Joseph Sciacca or either of them, as proxies and attorneys in fact with full power of substitution to represent and to vote for the undersigned all shares of Common Stock, $0.24 par value, of Halifax Corporation that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Halifax Corporation to be held on September 9, 2005 and at any postponement or adjournment thereof. The undersigned directs this proxy to vote as indicated on this proxy card.

THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE HALIFAX CORPORATION PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

HALIFAX CORPORATION

September 9, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE DIRECTOR NOMINEES
AND “FOR” THE 2005 STOCK OPTION AND STOCK INCENTIVE PLAN.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒

1.	To elect seven directors, each for a one year term to serve until his successor is duly elected and qualified, as more fully described in the accompanying proxy statement.
NOMINEES:
☐	FOR ALL NOMINEES	m m	John H. Grover John M. Toups
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m m	Daniel R. Young Thomas L. Hewitt Arch C. Scurlock, Jr.
☐	FOR ALL EXCEPT (See instructions below)	m m	Gerald F. Ryles Charles L. McNew

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To approve the 2005 Stock Option and Stock Incentive Plan, as more fully described in the accompanying proxy statement.	☐	☐	☐

3.	To transact such other business as may properly come before the meeting or any of the postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTOR NOMINEES AND FOR THE APPROVAL OF THE 2005 STOCK OPTION AND STOCK INCENTIVE PLAN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Should the undersigned be present and choose to vote at the Annual Meeting or at any postponements or adjournments thereof, and after notification to the Secretary of Halifax Corporation at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

The undersigned acknowledges receipt with this Proxy, a copy of the Proxy Statement for the Annual Meeting of Shareholders to be held September 9, 2005 and 2005 Annual Report to Shareholders.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.